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                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __ )

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Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[   ]   Preliminary Proxy Statement                                            [    ] Confidential, For Use of the Commission
[   ]   Definitive Proxy Statement                                                    Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                  Pennsylvania Physician Healthcare Plan, Inc.
             -------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:


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         (2) Aggregate number of securities to which transaction applies:



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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


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         (4) Proposed maximum aggregate value of transaction:


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         (5) Total fee paid:


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1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

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         (2)      Form, Schedule or Registration Statement no.:

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         (3)      Filing Party:

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         (4)      Date Filed:

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                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                               651 EAST PARK DRIVE
                         HARRISBURG, PENNSYLVANIA 17111

                           ---------------------------

                NOTICE OF SPECIAL MEETING OF CLASS A SHAREHOLDERS
                           TO BE HELD FEBRUARY 3, 1999
                           ---------------------------


         NOTICE IS HEREBY GIVEN that a Special Meeting of Class A Shareholders of Pennsylvania Physician Healthcare Plan, Inc. (the "Company") will be held at the offices of the Company, 651 East Park Drive, Harrisburg, PA on Wednesday, February 3, 1999, at 2:00 p.m.
for the following purposes:

         1.       For the holders of the Class A Shares to approve amendments to
                  Section 3.5 and Section 10.1 of the Company's bylaws which will change the percentage shareholder vote required to (a) authorize the sale of the Company and (b) further amend
                  Section 3.5 of the bylaws;

         2. For the holders of the Class A Shares to approve a reduction in the amount of funds that must be retained by the Company and used only after it is licensed in Pennsylvania as a health maintenance organization; and

         3. To consider and transact such other business as may properly come before the meeting.

         The Special Meeting is a continuation of the Special Meeting of Shareholders held on January 9, 1999 and which was adjourned.

         Only Class A Shareholders of record on October 3, 1998, are entitled to notice of and to vote at the Special Meeting.

         We would like to remind you that whether or not you plan to attend the Special Meeting, you should sign, date and return your proxy cards. For those shareholders who have not yet completed and mailed the proxy cards sent with the Proxy Statement and the Supplement to the Proxy Statement, we have enclosed an additional proxy card.



                                              By Order of the Board of Directors




                                              Krista G. Maddigan, Secretary


Harrisburg, Pennsylvania
January 26, 1999

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                                     PROXY
                 PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.

            This Proxy is Being Solicited by the Board of Directors
                    in connection with a Special Meeting of
               Class A Shareholders to be held February 3, 1999
     The undersigned hereby appoints Gary C. Brown and Edward W. Gerner, and each of them, Proxies for the undersigned with power of substitution, to vote as designated below all the shares of the undersigned at the Special Meeting of Class A shareholders of Pennsylvania Physician Healthcare Plan, Inc. to be held at 651 East Park Drive, Harrisburg, Pennsylvania on February 3, 1999, at 2:00 p.m., or any adjournment or postponement thereof, all as more fully described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

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
1. Approval of Amendments to Sections 3.5 and 10.1 of the Bylaws:

/ / For adoption of the Amendments to   / / Withhold authority to vote for adoption       / / Abstain
    the Bylaws                              of the Amendments to the Bylaws

2. Approval of the retention by the Company of $5,000,000 of HMO Post-Licensure Funds:

/ / For approval of retention of        / / Withhold authority to vote for approval       / / Abstain
    post-licensure funds in the             of retention of post-licensure funds in the
    specified amount                        specified amount
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                                                         (Please see other side)



3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     The undersigned approves all that the Proxies or their substitutes shall do by virtue hereof.

     This Proxy, when properly executed, will be voted as directed herein, but if no direction is given, this Proxy will be voted FOR Adoption of the Amendment of the Bylaws and FOR Approval of the retention by the Company of $5,000,000 of HMO Post-Licensure Funds.

     The undersigned, intending that the Company will rely thereon, certifies that the undersigned is a Pennsylvania practicing physician (medical doctor or doctor of osteopathy), podiatrist or oral surgeon, or a Qualified Retirement Plan, and is voting only one Class A Share.




                                          Dated: _________________________, 199_


                                          ______________________________________
                                                Signature of Shareholder


                                          ______________________________________
                                                Signature of Shareholder

                                          (Please sign exactly as your name
                                          appears hereon. Executors,
                                          administrators or trustees should so
                                          indicate when signing. If Shares are
                                          held by more than one person, all must
                                          sign.)



                PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY